SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2007

BOYSTOYS.COM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-28684	33-0824801
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5782 Caminito Empresa, La Jolla, California 92037

(Address of Principal Executive Offices, Zip Code)

Registrant's telephone number, including area code:  (619) 895-6900

____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

As used herein, the terms, "we," "us," "our," and the "Company" refers to BoysToys.com, Inc., a Delaware corporation and its subsidiary, unless otherwise stated.

ITEM 1.01   Entry into a Material Definitive Agreement

On September 17, 2007, we entered into a Letter of Intent with GHG Trading Platforms, Inc. ("GHG") and each of the stock holders of GHG. GHG intends to establish an online trading platform for the purposes of trading environmental credits. We entered into the Letter of Intent with a view to the business concerns that we have as we look to the future of our company and its business.

Under the terms of the Letter of Intent and subject to further negotiations and completion of additional diligence by each of the parties, we agreed that upon completion of the planned 200 for 1 reverse stock split of our outstanding common stock, our wholly-owned subsidiary, RMA of San Francisco, Inc. (the "Subsidiary") will acquire all of the outstanding common stock of GHG (which shall be not less than 32,000,000 shares) in exchange for 32,000,000 shares of the Subsidiary's common stock (the "Acquisition"). Further and upon close of the Acquisition, the stockholders of GHG will own not less than 80% of the outstanding common stock of the Subsidiary. We also agreed to undertake our best efforts to complete the tasks necessary for the reverse stock split before December 1, 2007.

The Letter of Intent also provides that, subject to further negotiations and completion of additional diligence by each of the parties and together with full compliance with applicable state and federal securities laws, we shall declare a dividend of the shares of the Subsidiary's common stock that we own to our shareholders upon such terms and at such time as determined by our Board of Directors.

The Letter of Intent contemplates that the following steps are to be taken: (1) upon completion of the planned reverse stock split, we seek to prepare and file a registration statement for the registration and qualification of the shares of the Subsidiary that we anticipate distributing as a dividend these shares pursuant to the Securities Act of 1933 and applicable state securities laws, respectively; (2) upon effectivity of the planned registration statement, we seek to gain tradability of the Subsidiary's common stock, including and plan to file a Form 8-A with the U.S. Securities and Exchange Commission; and (3) to the extent that we are able, we plan to take other steps for the purpose of distributing the dividend of the Subsidiary's common stock to our stockholders (after giving effect to the planned 200 for 1 reverse split of our common stock). Overall, GHG agreed to assume responsibility for all out-of-pocket costs to complete these and related steps.

The contemplated transactions with GHG, as recited in the Letter of Intent, are mere expressions of intent and are not enforceable as a contract. However, we believe that if the plans set forth in the Letter of Intent are consummated, we may be successful in completing the Acquisition and, if the requirements of our federal and state securities laws can be satisfied, that we may be successful in distributing certain of the Subsidiary's common stock to our stockholders (after giving effect to the planned reverse stock split) upon such terms as our Board of Directors may determine. In that event and to the extent that we are able, we anticipate that the closing of the Acquisition shall occur within 30 days from the date at which we effect the planned reverse stock split of our common stock with the intention that we will prepare and file the registration statement (and take the other steps described above) thereafter.

While our Board of Directors believes that the contemplated transaction with GHG offers a significant opportunity to our Company, we cannot assure you that the Acquisition will be completed or, if it is completed, that it will be completed on terms that are reasonable in light of our current circumstances. We are a small company with no material assets and minimal resources. In May of 2007 we emerged from bankruptcy. Our Board of Directors has not set a record date for the planned reverse stock split but we anticipate that they will do so in the near future. For these and other reasons our future prospects are subject to continuing uncertainties and risks that are largely beyond our control.

FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS "FORWARD-LOOKING STATEMENTS." FORWARD-LOOKING STATEMENTS ARE STATEMENTS CONCERNING PLANS, OBJECTIVES, GOALS, STRATEGIES, EXPECTATIONS, INTENTIONS, PROJECTIONS, DEVELOPMENTS, FUTURE EVENTS, OR PERFORMANCE, UNDERLYING (EXPRESSED OR IMPLIED) ASSUMPTIONS AND OTHER STATEMENTS THAT ARE OTHER THAN HISTORICAL FACTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS AND RISKS THAT INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH A SMALL COMPANY, OUR LACK OF FINANCIAL RESOURCES, OUR RECENT BANKRUPTCY, AND THE UNCERTAINTIES OF COMPETITIVE PRESSURES WE FACE. THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE SUCH STATEMENTS.

SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BoysToys.com, Inc.

Date: September 19, 2007	By:	/s/ Ralph M. Amato Ralph M. Amato, President